Debt (Tables)	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Schedule of debt maturities and scheduled principal repayments

The following table summarizes the Company’s stated debt maturities and scheduled principal repayments at December 31, 2025 (dollars in thousands):

Mortgage Debt
Interest
Year	Amount	Rate(1)
2026	$102,011	3.5%
2027	—	—%
2028	—	—%
2029	—	—%
2030	—	—%
Thereafter	—	—%
102,011
Premiums, (discounts), and debt issuance costs, net	677
$102,688
(1)

Represents the weighted-average effective interest rate as of the end of the applicable period, including amortization of debt premiums (discounts) and debt issuance costs. These effective interest rates range from 3.4% to 3.6%, with a weighted average effective interest rate of 3.5%, and a weighted average maturity of approximately one year.